PROSPECTUS: JANUARY 31, 1999
AS REVISED APRIL 12, 1999

[GRAPHIC GOES HERE]




                               BT Mutual Funds


Equity Appreciation Fund
                    With the goal of achieving long-term capital growth, primarily through investment in stocks and other equity securities of medium-sized U.S. companies with strong growth potential





                    TRUST: BT PYRAMID MUTUAL FUNDS
                    INVESTMENT ADVISER: BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                    Overview
                                         of the Equity Appreciation Fund

                                                                         ------   ------
                   Goal: The Fund invests for long-term capital growth.
                   Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential.
                                                                         ------   ------






       Equity Appreciation Fund
       Overview of the Equity Appreciation Fund
 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses
       A Detailed Look at the Equity Appreciation Fund
 7     Objective
 7     Strategy
 7     Principal Investments
 7     Investment Process
 8     Risks
 8     Management of the Fund
 9     Calculating the Fund's Share Price
10     Performance Information
10     Dividends and Distributions
10     Tax Considerations
10     Buying and Selling Fund Shares
11     Financial Highlights


INVESTMENT POLICIES AND STRATEGIES
The Fund's research team searches for medium-sized companies with strong growth prospects. Companies are selected based on factors such as the company's business prospects, its record of earnings growth and its stock price relative to industry peers.



                                        3
                                     ------

Overview of the Equity Appreciation Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
[_] Stocks that the Investment Adviser has selected could perform poorly;
[_] Medium-sized company stock returns could trail stock market returns generally because of the risks specific to medium-sized company investing, i.e., greater share price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or
[_] The stock market could decline, or could underperform other types of investments.

WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the Equity Appreciation Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term market fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Equity Appreciation Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in established large company stocks or small company stocks.

An investment in the Equity Appreciation Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        4
                                      -----

                                        Overview of the Equity Appreciation Fund

Year-by-Year Returns
(each full calendar year since inception)
[GRAPHIC GOES HERE]
0
     3.47%
1994
                    37.62%
1995
       9.60%
1996
         15.40%
1997
             17.79%
1998




Since inception, the Fund's highest return in any calendar quarter was 26.38% and its lowest quarterly return was - 19.33%. Past performance offers no indication of how the Fund will perform in the future.


TOTAL RETURNS, AFTER FEES AND EXPENSES
The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 12, 1993 (its inception date). The table compares the Fund's average annual return with the S&P Mid-Cap 400 Index over the last one and five years, and since inception.
The Index is a passive measure of stock performance. It does not factor in the costs of buying, selling and holding stocks -- costs which are reflected in the Fund's results.
--------------------------------------
The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company performance. The Index is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized U.S. companies. The weighted average market cap for the companies in the Index was approximately $9 billion as of December 31, 1998. That compares to $88 billion for the companies in the S&P 500, a corresponding large company benchmark.

Average Annual Returns
(as of December 31, 1998)



                                                            Since Inception
                                1 year       5 years      (October 12, 1993)*
                             -----------   -----------   --------------------
Equity Appreciation Fund         17.79%        16.23%            15.06%
--------------------------       -----         -----             -----
S&P Mid-Cap 400 Index            18.25%        18.67%            18.68%
--------------------------       -----         -----             -----

*The S&P Mid-Cap 400 Index is calculated from September 30, 1993.


                                        5
                                      ----

Overview of the Equity Appreciation Fund



ANNUAL FUND OPERATING EXPENSES
(expenses paid from fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Equity Appreciation Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same over the periods shown and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

(1) Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.00%.

(2) Based on expenses, after fee waivers and reimbursements for the first 16 months only.

Annual Fees and Expenses

                                              Percentage of Average
                                                 Daily Net Assets
                                          -----------------------------
Management Fees                                       0.65 %
---------------------------------------              -----
Distribution and Service (12b-1) Fees                 none
---------------------------------------              -----
Other Fund Operating Expenses                         0.55 %
---------------------------------------              -----
Total Fund Operating Expenses                         1.20 %
---------------------------------------              -----
Less: Fee Waivers or Expense
  Reimbursements                                     (0.20)%(1)
---------------------------------------              ----------
Net Expenses                                          1.00 %
---------------------------------------              ----------


------                                          ------
            Expense Example2
           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
          $102       $363        $653        $1,481
------                                            ------



                                        6
                                      ----

                    A detailed look
                                         at the Equity Appreciation Fund

OBJECTIVE
The Equity Appreciation Fund seeks long-term capital growth. The Fund invests the majority of its assets in the stock and other securities with equity characteristics of medium-sized U.S. companies. We believe these companies contain the greatest concentration of businesses with significant growth prospects. Thus, the Fund invests primarily in companies whose market capitalization falls in the market capitalization range of the S&P Mid-Cap 400 Index at the time it first purchases the shares. To a lesser extent, the Fund may also invest in companies outside the United States that meet its investment criteria.

The Fund invests for long-term capital growth, not income; any dividend and interest income is secondary to the pursuit of its objective. While we give priority to long-term capital growth, we cannot offer any assurance of achieving our objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY
We pursue a flexible investment program to achieve the Fund's objective. We are not restricted to investments in specific market sectors. We may invest in any market sector and in any size company if we have identified an opportunity with attractive long-term prospects for capital growth. Nevertheless, we attempt to match the dollar-weighted average capitalization of the Fund's holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

We consider many broad factors in assessing a potential candidate for investment, including generally:
[_] competitive position within its industry
[_] business prospects
[_] management team
[_] record of earnings growth
[_] underlying asset value relative to industry peers
[_] stock price relative to industry peers
[_] whether a reliable and liquid market for its shares exists.
--------------------------------------------------------------------------------
"Market Capitalization," or "Market Cap," provides a ready gauge of a company's size. It multiplies the total number of a company's outstanding shares by the current price of its stock.


PRINCIPAL INVESTMENTS
The Fund normally owns stock in approximately 100 medium-sized companies at any one time. It focuses primarily in stock and other securities with equity characteristics such as trust or limited partnership interests, rights and warrants. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

The Fund may also invest up to 25% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic would not comprise a major element of its strategy.


INVESTMENT PROCESS
The Fund's process begins with a methodical search for companies (in any industry) that show attractive long-term prospects for growth. The research team relies on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis. Companies are screened to identify those with strong business fundamentals (i.e., high growth, low debt, high return-on-equity) and technical strength. Measures of this strength include the extent of management's ownership of a company's shares, the extent of ownership by mutual funds and other large professional
--------------------------------------------------------------------------------
A right is a privilege granted to existing shareholders of a company to subscribe to shares of a new issue of common stock below the public offering price before it is offered to the public.

A warrant entitles the holder to buy a certain amount of common stock at a specified price, usually higher than the market price at the time the Warrant was issued, within a set time period.

Convertible Securities are bonds that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


                                        7
                                      ----

A Detailed Look at the Equity Appreciation Fund

investors, estimates of future earnings by investment analysts who follow the stock and the extent that actual earnings have deviated from analysts' estimates in the recent past. The list of candidates is narrowed through meetings with company and industry contacts, attendance at conferences focusing on emerging growth companies, and reviews of research and industry publications and investment analyst contacts.


RISKS
Below we set forth some of the prominent risks associated with investing in mid cap companies, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund follows a disciplined selling process to try to lessen this market risk. First, we may sell a security if one or more of the following conditions take place:
[_] There is a material change in the company's fundamentals;
[_] The stock underperforms its industry peer group by 15% or more; or
[_] The stock price reaches our expectation.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industry-wide reversals have had a greater impact on them, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly for a medium-sized company, it is harder to find a buyer for its shares.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would depreciate the value of an investment itself to U.S. investors.


Secondary Risk

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
[_] The companies in which the Fund invests, which could impact the value of the Fund's investments;
[_] Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
[_] Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

Temporary Defensive Position. For temporary defensive purposes, we may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we find it necessary to invest in such securities, the Fund may not meet its goal of long-term capital growth.


MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elects a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, New York 1006, acts as the Fund's investment adviser, exercises day-to-day oversight and assumes responsibility for the securities the Fund owns. Bankers Trust received a fee


                                        8
                                      ----

                                 A Detailed Look at the Equity Appreciation Fund

of 0.65% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recording-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and the continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Manager. Mary P. Dugan is responsible for the day-to-day management of the Fund's investments:
[_] Vice President of Bankers Trust.
[_] Joined Bankers Trust in 1994.
[_] Served as co-manager of the Small Cap Portfolio from 1994 to 1999.
[_] Securities Analyst specializing in health care, capital goods and the energy industries at Fred Alger Management from 1992 to 1994.
[_] 15 years of investment and financial research experience.
[_] Bachelors degree from the University of Rochester, MBA from New York University, Chartered Financial Analyst.

Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
[_] keeping accurate, up-to-date records for your individual Fund account;
[_] implementing any changes you wish to make in your account information;
[_] processing your requests for cash dividends and distributions from the Fund;
[_] answering your questions on the Fund's investment performance or administration;
[_] sending proxy reports and updated prospectus information to you; and
[_] collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.



                                        9
                                      ----

A Detailed Look at the Equity Appreciation Fund

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.


PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


TAX CONSIDERATIONS
The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:



Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.


Transaction                           Tax Status
-----------------------------------   ------------------
Your sale of shares owned more        Capital gains or
  than one year                       losses

Your sale of shares owned for one     Gains treated as
  year or less                        ordinary income;
                                      losses subject to
                                      special rules.

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES
You can purchase or redeem shares in the Fund by mail, wire transfer or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by the Fund, rather than in cash.

Your broker or financial advisor may charge a transaction fee for purchase and sale of Fund shares.

Exchange Privileges. You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year. Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account Minimums. The Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares bi-weekly, monthly, quarterly, or semi-annually, call for a minimum $1,000 opening investment and at least $100 for each subsequent purchase of shares.

The Fund's Shareholder Guide and Statement of Additional Information contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received your free copy of the Shareholder Guide or wish to obtain a free copy of the Statement of Additional Information, please call the BT Service Center at 1-800-730-1313.


                                       10
                                      ----

                                 A Detailed Look at the Equity Appreciation Fund

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

Financial Highlights


                                                                                              For the
                                                                                               period
                                               For the         For the         For the        January 1,      For the
                                              year ended      year ended      year ended     1995 through    year ended
                                             September 30,   September 30,   September 30,   September 30,   December 30,
                                                 1998            1997          1996            19961            1994
                                           --------------- --------------- --------------- ---------------  --------------
Per Share performance:
Net Asset Value, Beginning of Period          $  16.70         $ 15.23         $ 14.14        $ 10.14        $  9.80
------------------------------------------    --------         -------         -------        -------        -------
Income from Investment Operations
Expenses in Excess of Investment Income          (0.07)          (0.06)          (0.05)         (0.02)         (0.03)
------------------------------------------    --------         -------         -------         ------        -------
Net Realized and Unrealized Gain
 (Loss) on Investments Transactions              (1.68)           2.31            1.72           4.02           0.37
------------------------------------------    --------         -------         -------       --------       --------
Total Income (Loss) from Investment
 Operations                                      (1.75)           2.25            1.67           4.00           0.34
------------------------------------------    --------         -------         -------       --------       --------
Distributions to Shareholders
Net Realized Gain from Investment
 Transactions                                    (0.97)          (0.78)          (0.58)          --             --
------------------------------------------    --------         -------         -------       --------       --------
Net Asset Value, End of Period                $  13.98         $ 16.70         $ 15.23        $ 14.14        $ 10.14
------------------------------------------    --------         -------         -------       --------       --------
Total Investment Return                         (10.68)%         15.82%          12.45%         39.45%          3.47%
------------------------------------------    --------         -------         -------       --------       --------
Supplemental Data and Ratios
Net assets, end of period (000s omitted)      $122,077         $170,008        $157,568      $ 92,033       $ 29,973
------------------------------------------    --------         --------        --------     ---------       --------
Ratios to Average Net Assets:
Expenses in Excess of Investment Income          (0.36)%         (0.39)%         (0.42)%        (0.38)%(2)     (0.32)%
------------------------------------------    --------         --------        --------     ---------       --------
Expenses                                          1.00%           1.00%           1.00%          1.00%(2)       1.00%(2)
Decrease Reflected in Above
 Expense Ratio Due to Absorption
 of Expenses by Bankers Trust                     0.20%           0.20%           0.24%          0.33%(2)       0.46%
------------------------------------------    --------         --------        --------     ----------     ---------
Portfolio Turnover Rate3                           159%            188%            271%(4)        125%(4)        157%(4)
------------------------------------------    --------         --------        --------     ----------     ---------

(1) The Board of Trustees approved the change of the Fund's year end from December 31 to September 30.
(2) Annualized
(3) The portfolio turnover rate is the rate for the Master Portfolio in which the Fund invests all its assets.
(4) Amounts were previously included in the Capital Appreciation Portfolio Financial Highlights.


                                       11
                                      ----

[GRAPHIC GOES HERE]
Bankers Trust
       Architects of Value





      Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              BT Service Center
                              P.O. BOX 419210
                              KANSAS CITY, MO 64141-6210
or call our toll-free number: 1-800-730-1313

      You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

      You can find information about buying and selling shares in the Fund in the Shareholder Guide. If you have not already received a copy of the Guide, call the BT Service Center to obtain one free of charge.





Equity Appreciation Fund                                  CUSIP #055922751
BT Pyramid Mutual Funds                                   STA477300 (4/99)
                                                          811-6576

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101